SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 22, 2000


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                      59-3305930
 (State or other juris-     (Commission file number)            (IRS employer
diction of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On June 22, 2000, the Registrant issued a news release entitled "Darden Restaurants Reports Record Annual and Fourth Quarter Earnings Per Diluted Share."

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.

                           Exhibit Number   Description

                                99 Press Release dated June 22, 2000, entitled "Darden Restaurants Reports Record Annual and Fourth Quarter Earnings Per Diluted Share."



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 23, 2000                  DARDEN RESTAURANTS, INC.



                                       By: /s/ Paula J. Shives
                                           -------------------------------------
                                           Paula J. Shives
                                           Senior Vice President,
                                           General Counsel and Secretary



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

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

     99          Press Release dated June 22, 2000, entitled
                 "Darden Restaurants Reports Record  Annual
                 and Fourth Quarter Earnings Per Diluted Share."            5



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